Equity Incentive Plan	12 Months Ended
Mar. 31, 2021
Share-based Payment Arrangement [Abstract]
Equity Incentive Plan
10.	Equity Incentive Plan

In 2006, the Company established its 2006 Equity Incentive Plan, as amended (“the Plan”), which provides for the grant of stock options and restricted stock to employees, directors, officers and consultants of the Company. The Plan allows for time-based or performance-based vesting for the awards. The Plan has been amended and restated at various times since its adoption. As of March 31, 2021, there have been no performance-based awards granted under the Plan.
Options under the Plan have a contractual life of up to ten years. The exercise price of a stock option shall not be less than 100% of the estimated fair value of the shares on the date of grant, as determined by the Board of Directors. For Incentive Stock Options (“ISO”) as defined in the Internal Revenue Code of 1986 (“the Code”), the exercise price of an ISO granted to a 10% stockholder shall not be less than 110% of the estimated fair value of the underlying stock on the date of grant as determined by the Board of Directors. The Company’s options generally vest over four years. Under the Plan, stock option awards entitle the holder to receive one share of common stock for every option exercised.

In the event of a change in control and a resulting qualifying termination within twelve months following the closing, certain executive participants have acceleration clauses in which 50%-100% of the participant’s then unvested shares will be deemed to have vested, if the participant executes a complete release of all claims he or she may have against the company and meets certain other requirements. A change in control is defined as a (i) consolidation, reorganization or merger of the Company with or into any other entity or entities in which the holders of the Company’s outstanding shares immediately before such consolidation, reorganization or merger do not, immediately after such consolidation, reorganization or merger, retain stock or other ownership interests representing a majority of the voting power of the surviving entity or entities as a result of their shareholdings in the Company immediately before such consolidation, reorganization or merger; or (ii) a sale of all or substantially all of the Company’s assets. A “qualifying termination” is defined as an involuntary termination of service for reasons other than “cause”, death, permanent disability or “good reason”. Both “cause” and “good reason” are defined in the Plan or applicable grant agreement.
As of March 31, 2021 and 2020, the Company’s Board of Directors had authorized 66,948,537 and 60,348,537 shares of common stock to be reserved for grant of awards under the Plan, respectively.
Stock Option Activity
Stock option activity and activity regarding shares available for grant under the Plan is as follows:

	Options Outstanding
	Shares Available for Grant	Outstanding Stock Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
	(in thousands, except share, years, and per share data)
Balance as of April 1, 2018	8,876,172	24,203,058	$5.05	8.0	$134,591
Shares authorized	12,000,000	—
Granted	(14,265,875)	14,265,875	11.11
Exercised	—	(8,912,172)	8.11		29,900
Cancelled/Forfeited/Expired	1,489,611	(1,489,611)	8.80

Balance as of March 31, 2019	8,099,908	28,067,150	$6.97	7.8	$128,583
Granted	(7,061,920)	7,061,920	11.55
Exercised	—	(2,394,782)	3.65		18,967
Cancelled/Forfeited/Expired	2,916,722	(2,916,722)	10.30

Balance as of March 31, 2020	3,954,710	29,817,566	$7.99	7.5	$106,688
Shares authorized	6,600,000	—
Granted	(11,957,813)	11,957,813	11.57
Exercised	—	(9,973,842)	7.65		47,571
Cancelled/Forfeited/Expired	2,426,511	(2,426,511)	10.29

Balance as of March 31, 2021	1,023,408	29,375,026	$9.37	7.1	$403,498

Vested and exercisable as of March 31, 2021		16,164,320	$7.77	5.8	$248,018

The weighted-average grant date fair value of options granted during the fiscal years ended March 31, 2021, 2020 and 2019 was $6.92, $6.25 and $6.06, respectively. As of March 31, 2021, unrecognized stock-based compensation cost related to unvested stock options was $83.8 million, which is expected to be recognized over a weighted-average period of 2.7 years.

The Company estimated the fair value of options granted using the Black-Scholes option-pricing model. The fair value of stock options is being amortized on a straight-line basis over the requisite service period of the awards.
The Black-Scholes assumptions used to value stock options at the grant dates are as follows:

	Year Ended March 31,
	2021		2020		2019
	Min	Max	Min	Max	Min	Max
Expected term (years)	4.0	6.1	5.0	6.1	5.0	6.3
Expected volatility	61%	68%	53%	62%	52%	54%

Risk-free interest rate	0.2%	0.5%	0.6%	2.2%	2.5%	3.1%

Expected dividend yield	0%	0%	0%	0%	0%	0%

These assumptions and estimates were determined as follows:

•
Fair Value of Common Stock—As the Company’s common stock was not publicly traded during the years ended March 31, 2021, 2020, and 2019, the fair value was determined by the Company’s Board of Directors, with input from management and contemporaneous valuation reports prepared by third-party valuation specialists. The valuations of the Company’s common stock were determined in accordance with the guidelines outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation. Objective and subjective factors were used to determine the fair value of the common stock as of the date of each option grant including, but not limited to, (i) the Company’s capital resources and financial condition; (ii) the rights and preferences held by the holders of the Company’s preferred stock relative to those of the holders of the Company’ common stock; (iii) the likelihood of achieving a liquidity event, such as an initial public offering; (iv) operational and financial performance and condition; (v) valuations of comparable companies; (vi) the status of the Company’s development, product introduction, and sales efforts; (vii) the lack of marketability of the common stock; and (viii) industry information. The enterprise value was determined using both the income approach and market approach. The income approach estimated value based on the expectation of future cash flows. These future cash flows are discounted to their present values using a discount rate and is risk-adjusted to reflect the risks inherent in the Company’s cash flows. The market approach estimated value based on a comparison to comparable public companies in a similar line of business. From the comparable companies, a representative market value multiple was then applied to the Company’s financial results to estimate the enterprise value. The resulting enterprise value was then allocated to each share class using a probability-weighted expected return method to allocate value among the various share classes and a discount for lack of marketability was applied to arrive at the fair value of the common stock on a non-marketable basis. In addition, consideration was given to recent secondary transaction activity involving the purchase or sale of shares of common stock.

•
Expected Term—Expected term represents the period that options are expected to be outstanding. For option grants that are considered to be “plain vanilla,” the Company determined the expected term using the simplified method. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the options.

•
Expected Volatility—The expected volatility was based on the historical stock volatilities of several of the Company’s publicly listed comparable companies over a period equal to the expected terms of the options, as the Company does not have any trading history to use the volatility of its own common stock.

•
Risk-Free Interest Rate—The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for zero coupon U.S. Treasury notes, with maturities approximately equal to the option’s expected term.

•	Expected Dividend Yield—The Company has never paid dividends and does not presently plan to pay dividends in the foreseeable future. As a result, an expected dividend yield of zero percent was used.

Stock-Based Compensation
The total share-based compensation expense related to stock options by line item in the accompanying consolidated statements of operations is summarized as follows:

	Year Ended March 31,
	2021	2020	2019
	(in thousands)
Cost of revenue	$858	$733	$740
Research and development	21,771	16,524	13,789
Sales and marketing	4,081	3,988	3,616
General and administrative	59,986	18,932	12,154
Restructuring and other charges	—	881	—

Total stock-based compensation expense	$86,696	$41,058	$30,299

Early Exercise of Common Stock Options and Significant Modification
The Plan allows for option awards that include the right to early exercise options for shares of common stock. In the grants to the CEO (who is a related party), the Company’s Board of Directors authorized the CEO to exercise unvested options to purchase shares of common stock. Under the terms of the Plan, any shares received from such early exercises are subject to repurchase, at the option of the Company, at the original issuance price in the event of the CEO’s termination of service as a Service Provider (as defined in the Plan) for any reason, until the options would have been fully vested. In August 2020, the CEO was granted options for 3,000,000 shares, which were eligible for early exercise. In September 2020, the CEO exercised all 3,000,000 unvested stock options. The cash proceeds received for such exercise were $34.7 million. In February 2021, the CEO exercised an option for 4,808,423 shares of Class B Common Stock for a cash purchase price of $32.6 million. During the fiscal years ended March 31, 2021, 2020 and 2019, the CEO exercised 4,843,229, 0 and 5,777,084 unvested stock options early, respectively. The cash proceeds received for unvested options exercised by the CEO, during the fiscal years ended March 31, 2021, 2020 and 2019 were $47.2 million, $0 and $66.4 million, respectively.
In February 2021, the Board of Directors modified option awards granted to the CEO, which accelerated the vesting of all 7,111,979 unvested common shares previously purchased by the CEO. Stock-based compensation expense of $40.4 million was recorded to General and Administrative expenses which represented the recognition of the remaining unrecognized compensation expense associated with these grants as of the date of modification. As a result of the Board-approved accelerated vesting of these early exercised unvested shares, there were no early exercise liabilities as of March 31, 2021.
As of March 31, 2021, there was no common stock subject to repurchase. As of March 31, 2020, 3,810,417 shares of Class B common stock were subject to repurchase, at a weighted average repurchase price of $11.50 per share.
Secondary Sale Transactions
During the fiscal years ended March 31, 2021, 2020 and 2019, certain current and former employees sold shares of common stock to certain existing shareholders at a sales price that was above the then-current fair value. Since the purchasing parties are entities affiliated with a holder of economic interest in the Company and acquired the shares from current and former employees at a price in excess of fair value of such shares, the amount paid in excess of the fair value of common stock at the time of the secondary sales was recorded as compensation expense.
Total stock-based compensation expense related to the secondary sale transactions by line item included in the consolidated statements of operations for the fiscal years ended March 31, 2021, 2020 and 2019 is summarized as follows:

	Year Ended March 31,
	2021	2020	2019
	(in thousands)
Cost of revenue	$2	$15	$4
Research and development	48	2,510	2,282
Sales and marketing	9	360	702
General and administrative	1,670	895	4,204

Total stock-based compensation expense	$1,729	$3,780	$7,192